SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

|X|  Filed by the Registrant
|_|  Filed by a Party other than the Registrant

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2)
|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Section 240.14a-11(c) or
            Section 240.14a-12

                       REPLIGEN CLINICAL PARTNERS, L.P.
               (Name of Registrant as Specified In Its Charter)

                       REPLIGEN CLINICAL PARTNERS, L.P.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies: Class A Units and Class B Units

         (2)   Aggregate number of securities to which transaction applies:
               712.5 Units of Limited Partnership Interests

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

     |_| Fee paid previously with preliminary materials.
     |_| Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount Previously Paid:

         (2)   Form, Schedule or Registration Statement No.:

         (3)   Filing Party:

         (4)   Date Filed:






                       REPLIGEN CLINICAL PARTNERS, L.P.
                              117 FOURTH AVENUE
                              NEEDHAM, MA 02194
                                (800) 742-4744




Dear Limited Partner:

As previously described in a Proxy Statement Dated February 15, 2000, a special meeting of the limited partners was held March 16, 2000. At that time the meeting was adjourned until May 2, 2000.

All Limited Partners who have not yet submitted their consent cards or replacement consent cards are encouraged to return their ballots as soon as possible. Regardless of the number of units you own, it is important that they are represented and voted. If you have not already mailed your consent card, please take a moment to sign, date and mail the enclosed duplicate consent card in the return envelope.

                   Please return your consent card promptly
                         to vote your interest at the
               May 2, 2000 special meeting of limited partners

If you have already voted no further action is needed at this time. If you have questions, please contact Investor Communication Services at
(800) 742-4744. Thank you for your assistance in this matter.

                                  Sincerely,

                                  REPLIGEN DEVELOPMENT CORPORATION
                                  General Partner

                                  Theodore E. Maione
                                  President


March 16, 2000



FRONT SIDE:



PROXY                                                                   PROXY

                       REPLIGEN CLINICAL PARTNERS, L.P
                     SPECIAL MEETING OF LIMITED PARTNERS

   THIS PROXY IS SOLICITED ON BEHALF OF REPLIGEN CLINICAL PARTNERS, L.P. BY
            REPLIGEN DEVELOPMENT CORPORATION, THE GENERAL PARTNER

The undersigned hereby appoints Theodore E. Maione or his designee with full power of substitution, the attorney and the proxy of the undersigned, to represent and to vote, as designated below, all units of limited partnership interest ("Limited Partnership Interest") of Repligen Clinical Partners, L.P., a Delaware limited partnership (the "Partnership"), that the undersigned is entitled to vote if personally present at the Special Meeting of Limited Partners of Repligen Partners to be held on March, XX, 2000 at [time], local time, at [location] and at any adjournment(s) or postponement(s) thereof. This proxy revokes all prior proxies given by the undersigned.

         The proposals to authorize are:

         1.       Approval for the termination of Repligen Partners.
                           For  |_|        Against  |_|       Abstain  |_|

         2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. THE GENERAL PARTNER RECOMMENDS A VOTE FOR PROPOSALS 1 & 2. IF NO DIRECTION IS MADE ON THIS CARD, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 & 2.

                    YOUR SIGNATURE IS REQUIRED ON REVERSE





REVERSE SIDE:


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROPERLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: Investor Communication Services, 265 Franklin Street, 16th Floor, Boston, MA 02110. If you have any questions, please call (800) 742-4744. Facsimile copies of the front and reverse sides of this Proxy, properly completed and duly executed, will be accepted at
(617) 439-8955.

ACCOUNT NUMBER:                     Dated:________________________________

UNITS:                              --------------------------------------
                                    Signature

                                    --------------------------------------
                                    Signature (if held jointly)

                                    --------------------------------------
                                    Title

                                    Please sign exactly as name appears
                                    hereon. When Limited Partnership
                                    Interests are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, MARK, DATE AND RETURN YOUR PROXY CARD TODAY.